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                                                                Exhibit 10.25(C)

                                  AMENDMENT 3

        This is the third Amendment to the Technology Development and License Agreement ("Agreement") entered into as of October 1, 1998 by and between Advanced Micro Devices, Inc. and its Subsidiaries ("AMD"), a Delaware Corporation, with principal offices located at One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453, and Motorola, Inc. and its Subsidiaries ("Motorola"), a Delaware corporation, with principal offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196.

        Whereas AMD and Motorola are contemplating entering into Statement(s) of Work for developing ***** including *****;

        Whereas certain Motorola employee(s) may work on proprietary AMD ***** technology at AMD's facilities pursuant to the Statement(s) of Work (such Motorola employees hereinafter referred to as "Motorola Assignees"); and

        Whereby, in contemplation of such Statement(s) of Work, AMD and Motorola agree to the following modifications to the Agreement to be effective upon the date of the last signature hereto:

1. To the extent that a Motorola Assignee, while on assignment at AMD's facilities, develops any Motorola Technology directly applicable to ***** technology to which such Motorola Assignee is exposed, such Motorola Technology is defined herein as Motorola ***** Technology. Motorola ***** Technology shall not include any patent rights.

2. Motorola hereby grants to AMD under Motorola ***** Technology, a non-exclusive, worldwide, royalty free license to:

        i)    practice the methods and processes of Motorola ***** Technology;
        ii) make, have made, use, sell, offer to sell, import and otherwise manufacture or dispose of integrated circuits and semiconductor devices using Motorola ***** Technology;
        iii) make improvements to Motorola ***** Technology and derivative works and processes using Motorola ***** Technology; and
        iv) sublicense the rights granted in i), ii), and iii) to third parties without accounting to Motorola.

3. Any licenses granted pursuant to Section 2 of this Amendment 3 shall survive any termination of the Agreement as provided in Section 13.4 of the Agreement.

4. Subject to Section 11.2 of the Agreement, Motorola agrees that *****, including *****, will not be used for manufacturing ***** devices.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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  IN WITNESS WHEREOF, the parties hereto have executed this Amendment 3 in duplicate.

ADVANCED MICRO DEVICES, INC.            MOTOROLA, INC.


Signature:  /s/ Bill Siegle             Signature:  /s/ Hans Wildenberg
          ------------------------                --------------------------


Name: Bill Siegle                       Name: Hans Wildenberg
     -----------------------------           -------------------------------
      Sr. Vice President, Technology          Corporate Vice President and
      and Manufacturing Operations /          Director of Order Fulfillment
      Chief Scientist                         Organization
Date: 1/18/01                           Date: 1/16/01
     -----------------------------           -------------------------------


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